UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2005

Commission file number 1-14998

Atlas Pipeline Partners, L.P.
(Exact name of registrant as specified in its chapter)

Delaware	23-3011077
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

311 Rouser Road
Moon township, PA	15108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 412-262-2830

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (27 CFR 240.13e-4©)

Item 2.02	Results of Operations and Financial Condition.

On May 3, 2005, Atlas Pipeline Partners, L.P. issued an earnings release announcing its financial results for the first quarter ended March 31, 2005. A copy of the earnings release is included as Exhibit 99.1 and is incorporation herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated May 3, 2005

SIGNATURES

Pursuant to the requirements the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

May 4, 2005	By:	/s/ Nancy J. McGurk
Nancy J. McGurk
Its Chief Accounting Officer